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                                                                    EXHIBIT 10.5

Name:              Objective Systems Integrators, Inc.
Address:           100 Blue Ravine Road
City, State, Zip:  Folsom,  CA  95630
Attn:              Thea Palmiere

________________________________________________________________________________

                                 DEED OF TRUST

Grantor(s):  James K.R. Souders
Grantee(s):  Transnation Title Insurance Company
Legal Description (abbreviated):  Lot 39, Sammamish 95

THIS DEED OF TRUST, made this 14th day of April 1998 between James K.R. Souders, GRANTOR, whose address is 100 Blue Ravine Road, Folsom, CA 95630,
TRANSNATION TITLE INSURANCE COMPANY, a corporation, TRUSTEE, whose address is 1200 Sixth Avenue, Seattle, Washington, and OBJECTIVE SYSTEMS INTEGRATORS, BENEFICIARY, whose address is 100 Blue Ravine Road, Folsom, CA 95630,
WITNESSETH: Grantor hereby bargains, sells and conveys to Trustee in Trust, with power of sale, the following described real property in King County,
Washington:

    Lot 39 of Sammamish 95, as per plat recorded in volume 141 of plats, pages 21 through 25, Records of King County which real property is not used principally for agricultural or farming purposes, together with all the tenements, hereditaments, and appurtenances now or hereafter thereunto belonging or in any wise appertaining, and the rents, issues and profits thereof.

This deed is for the purpose of securing performance of each agreement of grantor herein contained, and payment of the sum of--Four Hundred Thousand-- Dollars ($400,000.00) with interest, in accordance with the terms of a promissory note of even date herewith, payable to Beneficiary or order, and made by Grantor, and all renewals, modifications and extensions thereof, and also such further sums as may be advanced or loaned by Beneficiary to Grantor, or any of their successors or assigns, together with interest thereon at such rate as shall be agreed upon.

To protect the security of this Deed of Trust, Grantor convenants and agrees:

1. To keep the property in good condition and repair; to permit no waste thereof; to complete any building, structure or improvement being built or about to be thereon; to restore promptly any building , structure or improvement thereon which may be damaged or destroyed; and to comply with all laws, ordinances, regulations, covenants, conditions and restrictions affecting the property.
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2.  To pay before delinquent all lawful taxes and assessments upon the property;
to keep the property free and clear of all other charges, liens or encumbrances impairing the security of this Deed of Trust.

3. To keep all buildings now or hereafter erected on the property on the property described herein continuously insured against loss by fire or other hazards in an amount not less than the total debt secured by this Deed of Trust. All policies shall be held by the Beneficiary, and be in such companies as the Beneficiary may approve and have loss payable first to the Beneficiary, as its interest may appear, and then the Grantor. The amount collected under any insurance policy may be applied upon any indebtedness hereby secured in such order as the Beneficiary shall determine. Such application by the Beneficiary shall not cause discontinuance of any proceedings to foreclose this Deed of Trust. In the event of foreclosure, all rights of the Grantor in insurance policies then in force shall pass to the purchaser at the foreclosure sale.

4. To defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee, and to pay all costs and expenses, including cost of title search and attorneyOs fees in a reasonable amount, in any such action or proceeding, and in any suit brought by Beneficiary to foreclose this Deed of Trust.

5. To pay all costs, fees and expenses in connection with this Deed of Trust, including the expenses of the Trustee incurred in enforcing the obligation secured hereby and TrusteeOs and attorneyOs fees actually incurred as provided by statute.

6. Should Grantor fail to pay when due any taxes, assessments, insurance premiums, liens, encumbrances or other charges against the property hereinabove described, Beneficiary may pay the same, and the amount so paid with interest at the rate set forth in the note secured hereby, shall be added to and become a part of the debt secured in this Deed of Trust.

IT IS MUTUALLY AGREED THAT

1. In the event any portion of the property is taken or damaged in an eminent domain proceeding, the entire amount of the award or such portion, as may be necessary to fully satisfy the obligation secured hereby, shall be paid to Beneficiary to be applied to said obligation.

2. By accepting payment of any sum secured hereby, after its due date, Beneficiary does not waive its right to require prompt payment when due of all other sums so secured or to declare for failure to so pay.

3. The Trustee shall reconvey all or any part of the property covered by this Deed of Trust to the person entitled thereto, on written request of the Grantor and the Beneficiary, or upon satisfaction of the obligation secured and written request for reconveyance made by the Beneficiary or the person entitled thereto.
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4.  Upon default by Grantor in the payment of any indebtedness secured hereby or in the performance of any agreement contained herein, all sums secured hereby shall immediately become due and payable at the option of the Beneficiary. In such event and upon written request of Beneficiary, Trustee shall sell the trust property, in accordance with the Deed of Trust Act of the State of Washington, at public auction to the highest bidder. Any person except Trustee may bid at the TrusteeOs sale. Trustee shall apply the proceeds of the sales as follows:
(1) to the expense of the sale, including a reasonable TrusteeOs fees and attorneyOs fee; (2) to the obligation secured by this Deed of Trust; (3) the surplus, if any, shall be distributed to the persons entitled thereto.

5. Trustee shall deliver to the purchaser at the sale its deed, without warranty, which shall convey to the purchaser the interest in the property which Grantor had or had the power to convey at the time of his execution of this Deed of Trust, and such as he may have acquired thereafter. TrusteeOs deed shall recite the facts showing that the sale was conducted in compliance with all requirements of law and of this Deed of Trust, which recital shall be prima facie evidence of such compliance and conclusive evidence thereof in favor of bona fide purchaser and encumbrancers for value.

6. The power of sale conferred by this Deed of Trust and by the Deed of Trust Act of the State of Washington is not an exclusive remedy; Beneficiary may cause this Deed of Trust to be foreclosed as a mortgage.

7. In the event of the death, incapacity, disability or resignation of Trustee, Beneficiary may appoint in writing a successor trustee, and upon the recording of such appointment in the mortgage records of the county in which this Deed of Trust is recorded, the successor trustee shall be vested with all powers of the original trustee. The trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Grantor, Trustee or Beneficiary shall be a party unless such action or proceeding is brought by the Trustee.

8. This Deed of Trust applies to, inures to the behalf of, and is binding not only on the parties hereto, but on their heirs, devisees, legatees, administrators, executors and assigns. The term Beneficiary shall mean the holder and owner of the note secured hereby, whether or not named as Beneficiary herein.

                                    /s/  James K.R. Souders
                                    ---------------------------
                                    James K.R. Souders
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                         REQUEST FOR FULL RECONVEYANCE
           Do not record.  To be used only when note has been paid.


TO TRUSTEE


     The undersigned is the legal owner and holder of the note and all other indebtedness secured by the within Deed of Trust. Said note, note, together with all other indebtedness secured by said Deed of Trust, has been fully paid and satisfied; and you are hereby requested and directed, on payment to you of any sums owing to you under the terms of said Deed of Trust, to cancel said note above mentioned, and all other evidences of indebtedness secured by said Deed of Trust delivered to you herewith, together with the said Deed of Trust, and reconvey, without warranty, to the parties designated by the terms of said Deed of Trust, all the estate now held by you thereunder.

Dated _______________________ , 19 _______

                                                 _______________________________

                                                 _______________________________

Mail reconveyance to ___________________________________________________________